UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 River Place Boulevard

Building 7, Suite 250

Austin, TX 78730

(Address of principal executive offices, including Zip Code)

(650) 378-8100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2022 (the “Original Report”) by Sonim Technologies, Inc., a Delaware corporation (the “Company”), on April 13, 2022, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with AJP Holding Company, LLC, a Delaware limited liability company (the “Purchaser”), pursuant to which Purchaser agreed to purchase from the Company an aggregate of 20,833,333 shares of the Company’s common stock for a purchase price of $17,500,000 (the “Purchased Shares”). To the extent required by Item 1.01 of Form 8-K, the information contained in (or incorporated by reference into) the Original Report is hereby incorporated by reference into this Item 1.01.

First Closing of Subscription Agreement

On June 28, 2022, the Company held its special meeting of stockholders (the “Special Meeting”), whereby the stockholders of the Company approved the Subscription Agreement and the transactions contemplated thereby by approximately 71.98% of the votes cast.

Following the Special Meeting, on July 13, 2022, the Company and the Purchaser consummated the first closing pursuant to the terms and conditions of the Subscription Agreement, and the Company issued and sold 14,880,952 shares of the Company’s common stock (the “Common Stock”) for the aggregate purchase price of twelve million five hundred thousand dollars ($12,500,000). The entirety of the purchase price paid by the Purchaser was comprised of the funds remitted by or for the benefit of the members of the Purchaser and was transferred to the Purchaser in the form of capital contribution.

At the first closing, 13,928,571 shares of Common Stock were issued to the Purchaser and 952,381 shares of Common Stock were issued to Peter Liu, Chief Executive Officer of the Company as designated by the Purchaser pursuant to the Subscription Agreement. As of July 13, 2022, immediately following the first closing, the Purchaser owned approximately 40.7% of the shares of Common Stock.

The Company offered and sold the referenced portion of the Purchased Shares to the Purchaser and Mr. Liu in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, and the offering was undertaken without general solicitation. The Company relied, in part, upon representations from each of the Purchaser and Mr. Liu that each of the Purchaser and Mr. Liu is an “accredited investor” as such term is defined in Rule 501 of Regulation D.

Support Agreements

In accordance with the terms of the Subscription Agreement, on July 13, 2022, the Company and the Purchaser entered into a support agreement (the “Purchaser Support Agreement”), whereby the Purchaser agreed, among other things, to vote the shares of common stock owned by Purchaser in favor of the election of the Continuing Directors (as such term defined in the Subscription Agreement), as well as such other matters set forth in the Purchaser Support Agreement. The Purchaser Support Agreement also requires, as a condition to the Purchaser transferring any shares of common stock owned by the Purchaser, that the acquirer of such shares of common stock agree to be bound by the terms of the Purchaser Support Agreement. The Purchaser Support Agreement will terminate upon the Director End Time (as such term defined in the Subscription Agreement). The foregoing description of the Purchaser Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchaser Support Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with the terms of the Subscription Agreement, on July 13, 2022, the Company and Mr. Liu entered into a support agreement (the “Designee Support Agreement”). The terms of the Designee Support Agreement are analogous to the terms of the Purchaser Support Agreement, provided that the Designee Support Agreement does extend its requirements solely to 952,381 shares of Common Stock issued during the first closing rather than the entirety of the shares of Common Stock owned by Mr. Liu. The foregoing description of the Designee Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Designee Support Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

In accordance with the terms of the Subscription Agreement, on July 13, 2022, the Company and the Purchaser entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is required (among other things), within 30 days of the Second Closing, as defined in the Subscription Agreement, to file with the SEC a registration statement to register the resale of all registrable securities held by Purchaser or any person that receives Registrable Securities (as that term is defined in the Registration Rights Agreement) (each a “Holder”). The Company’s obligation to register the Registrable Securities for sale under the Securities Act of 1933 terminates upon the first to occur of (i) the date that is five years from the effective date of the shelf registration statement filed by the Company pursuant to the Registration Rights Agreement, (ii) the date on which all Holders can sell shares of common stock of the Company under Rule 144 without volume restrictions, and (iii) the date on which no registrable securities are held by any Holder.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

To the extent required by Item 5.01, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Subscription Agreement, each of the directors of the Company who would not be continuing as a director after the completion of the first closing resigned from the Board of Directors of the Company (the “Board”) and any respective committees of the Board to which they belonged as of the first closing. The Board, the size of which had been already set at a total of five (5) directors, was re-constituted concurrent with the first closing as follows:

•	Michael Mulica, who did not resign;

•	Alan Howe, who did not resign;

•	Jeffrey Wang, who was appointed by the remaining directors;

•	Jack Steenstra, who was appointed by the remaining directors; and

•	James Cassano, who was appointed by the remaining directors.

Each post-closing director was appointed to the Board to serve until the next annual meeting of stockholders at which the members of the Board stand for election (subject to the Company’s amended and restated bylaws) or until such director’s earlier death, resignation, or removal, or until such director’s successor is duly elected and qualified.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information contained in Items 1.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

(b) Resignation of Directors and Officers

Pursuant to the Subscription Agreement, on July 13, 2022, immediately prior to the first closing, John Kneuer and Sue Swenson resigned from the Board and each respective committee of the Board to which they were appointed. The Board approved the acceleration of the unvested outstanding Company equity awards held by Mr. Kneuer and Ms. Swenson, effective immediately prior to their resignations and immediately prior to the first closing.

On July 13, 2022, Robert Tirva, President, Chief Financial Officer and Chief Operating Officer (principal financial and accounting officer) of the Company resigned from his positions with the Company and its affiliates.

In conjunction with his resignation, and also on July 13, 2022, the Company entered into a Release Agreement (the “Release Agreement”) with Mr. Tirva. The Company previously agreed that upon Mr. Tirva’s resignation in connection with the first closing, the Company would provide him certain severance benefits (consisting of a total cash severance payment of $1,000,000 (payable in installments over 20 months), accelerated vesting of his then-outstanding and unvested equity-based awards granted by the Company, and, subject to his providing consulting services to the Company for three months after his termination date, reimbursement for his COBRA health insurance premiums for up to 18 months following his termination) in consideration for his continued employment through the first closing and his providing the Company with a release of claims in a form acceptable to the Company. The Release

Agreement confirms the above-referenced severance benefits for Mr. Tirva and, in addition to his release of claims, confirms his continuing obligations to the Company under his confidentiality, non-solicitation and other covenants. The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the Release Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

(c) Appointment of Officers

On July 13, 2022, following the first closing, the Board appointed Clay Crolius as Chief Financial Officer (principal financial and accounting officer) of the Company. In connection with Mr. Crolius’ appointment, the Company and Mr. Crolius entered into a letter agreement dated July 13, 2022 (the “Letter Agreement”), delineating the terms of his employment: Mr. Crolius is entitled to a base salary of $275,000 per year, a discretionary bonus, and to other benefits generally applicable to all employees of the Company. The Letter Agreement provides for at-will employment of Mr. Crolius, references the Company’s policies, and contains other customary conditions. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Mr. Crolius, 60, has over 20 years of experience in senior financial roles. Mr. Crolius joined the Company as Chief Accounting Officer in September 2021. Prior to joining the Company, Mr. Crolius was the Principal Accounting Officer and Controller for 4Front Ventures Corp. (OTCMKTS: FFNTF), a national cannabis operator and retailer, from December 2016 to August 2021; a Controller with Ethology Corporation, a digital advertising agency startup, from April 2015 to November 2016; and a Senior Management Consultant with David Lewis Company, a professional services consulting company. He also served as Vice President of Operations for Warner Bros. Studio, a film studio division the Warner Bros from 2000 to 2005. Mr. Crolius holds a BA in Economics and Business from the University of California, Los Angeles, and is a certified public accountant in the state of California.

(c) Election of Directors. Composition of the Board

On July 13, 2022, immediately following the first closing the Board appointed its members to join the Audit, Compensation, and Nominating and Corporate Governance Committee, as illustrated in the table below.

Name, Current Position and Occupation	Year First Became Director	Age	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
Michael Mulica, Director	2021	59	Yes		Chairman	✓
Alan Howe, Director	2017	61	Yes	✓ *
Jeffrey Wang, Director, Chairman of the Board	2022	29	Yes
Jack Steenstra, Director	2022	60	Yes	✓	✓	Chairman
James Cassano, Director	2022	76	Yes	Chairman, *	✓

*	Audit Committee Financial Expert

There are no familial relationships among any of the Company’s directors or executive officers.

Jeffrey Wang is the sole manager and the owner of 40% of the membership interests in the Purchaser.

The Company and each of the appointed directors and officers will also enter into the Company’s standard form of officers’ and directors’ indemnification agreement, pursuant to which the Company agrees to indemnify its officers and directors to the fullest extent permitted by applicable law and subject to certain conditions to advance expenses in connection with proceedings as described in the indemnification agreement.

Item 7.01	Regulation FD Disclosure.

On July 13, 2022, the Company issued a press release announcing the completion of the first closing. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Purchaser Support Agreement, dated July 13, 2022

10.2	Designee Support Agreement, dated July 13, 2022

10.3*	Release Agreement with Robert Tirva, dated July 13, 2022

10.4*†	Letter Agreement with Clay Crolius, dated July 13, 2022

10.5	Registration Rights Agreement, dated July 13, 2022

99.1	Press Release, issued July 13, 2022

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

*	Agreement with management or compensatory plan or arrangement.
†

Certain schedules, exhibits, and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIM TECHNOLOGIES, INC.

Date: July 13, 2022	By:	/s/ Hao Peter Liu
	Name:	Hao (Peter) Liu
	Title:	Chief Executive Officer